[GRAPHIC OMITTED]                                               PLEASE VOTE NOW!

MASSACHUSETTS INVESTORS GROWTH STOCK FUND   MFS MUNICIPAL BOND FUND
MFS GOVERNMENT SECURITIES FUND              MFS INTERNATIONAL NEW DISCOVERY FUND
MFS HIGH INCOME FUND                        MFS RESEARCH FUND
MFS HIGH YIELD OPPORTUNITIES FUND           MFS TOTAL RETURN FUND
MFS MUNICIPAL HIGH INCOME FUND              MFS CAPITAL OPPORTUNITIES FUND
MFS GOVERNMENT MONEY MARKET FUND            MFS MUNICIPAL LIMITED MATURITY FUND
MFS MID CAP GROWTH FUND                     MFS EMERGING MARKETS EQUITY FUND
MFS MONEY MARKET FUND
MFS INTERNATIONAL INVESTORS TRUST FUND


               SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 19, 2001
                      500 Boylston Street, Boston, MA 02116
--------------------------------------------------------------------------------

Dear Shareholder:

Recently we distributed proxy material regarding the Special Meetings of Shareholders for the above-mentioned funds. These meetings are scheduled for October 19, 2001. Our records indicate that we have not yet received your voting instructions.

                         WE NEED YOUR VOTE IMMEDIATELY!

A shareholder may think his or her vote is not important, but it is vital. Your vote will enable the Funds to hold the meetings as scheduled and avoid the cost of additional solicitation, so please vote immediately. You and all other shareholders will benefit from your cooperation.

For your convenience, we have established four easy methods by which to register your vote:

     1.  By Phone:              Please call Georgeson Shareholder Communications
                                Inc. toll free at 1-888-832-5695.
                                Representatives are available to answer any questions and take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

     2.  By Internet:           Visit www.proxyvote.com, and enter the control
                                number located on your proxy card.

     3.  By Touch-tone Phone:   Call the toll-free number printed on your proxy
                                card. Enter the control number located on your proxy card and follow the recorded instructions.

     4.  By Mail:               Execute your proxy and return it in the enclosed
                                postage paid envelope immediately.


Thank you for your time.

MASSACHUSETTS INVESTORS GROWTH STOCK FUND   MFS MUNICIPAL BOND FUND
MFS GOVERNMENT SECURITIES FUND              MFS INTERNATIONAL NEW DISCOVERY FUND
MFS HIGH INCOME FUND                        MFS RESEARCH FUND
MFS HIGH YIELD OPPORTUNITIES FUND           MFS TOTAL RETURN FUND
MFS MUNICIPAL HIGH INCOME FUND              MFS CAPITAL OPPORTUNITIES FUND
MFS GOVERNMENT MONEY MARKET FUND            MFS MUNICIPAL LIMITED MATURITY FUND
MFS MID CAP GROWTH FUND                     MFS EMERGING MARKETS EQUITY FUND
MFS MONEY MARKET FUND
MFS INTERNATIONAL INVESTORS TRUST FUND


               SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 19, 2001
                      500 Boylston Street, Boston, MA 02116
--------------------------------------------------------------------------------


Dear Shareholder:

Recently we distributed proxy material regarding the Special Meetings of Shareholders for the above-mentioned funds. These meetings are scheduled for October 19, 2001. Our records indicate that we have not yet received your voting instructions.

                         WE NEED YOUR VOTE IMMEDIATELY!

A shareholder may think his or her vote is not important, but it is vital. Your vote will enable the Funds to hold the meetings as scheduled and avoid the cost of additional solicitation, so please vote immediately. You and all other shareholders will benefit from your cooperation.

For your convenience, we have established three easy methods by which to register your vote:


     1.  By Touch-tone Phone:   Call 1-800-690-6903 and follow the simple
                                instructions. Please make sure you have your proxy card available at the time of the call.

     2.  By Internet:           Visit www.proxyvote.com, and enter the control
                                number located on your proxy card.

     3.  By Mail:               Execute your proxy and return it in the enclosed
                                postage paid envelope immediately.



Thank you for your time.

                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant     [ X ]
Filed by a party other than the Registrant
Check the appropriate box:  [   ] Preliminary Proxy Statement
                            [   ] Confidential for Use of the Commission Only
                                    (as permitted by Rule 14a-6(e)(2))
                            [   ] Definitive Proxy Statement
                            [ X ] Definitive Additional Materials
                            [   ] Soliciting Material Pursuant to Rule 14a-11(c)
                                    or Rule 14a-12

MFS(R) Series Trust III (File Nos. 2-60491 and 811-2794) on behalf of MFS(R) High Income Fund, MFS(R) High Yield Opportunities Fund and MFS(R) Municipal High Income Fund; MFS(R) Series Trust IV (File Nos. 2-54607 and 811-2594) on behalf of MFS(R) Government Money Market Fund, MFS(R) Mid Cap Growth Fund, MFS(R) Money Market Fund and MFS(R) Municipal Bond Fund; MFS(R) Series Trust V (File Nos. 2-38613 and 811-2031) on behalf of MFS(R) International New Discovery Fund, MFS(R) Research Fund and MFS(R) Total Return Fund; MFS(R) Series Trust VII (File Nos. 2-68918 and 811-3090) on behalf of MFS(R) Capital Opportunities Fund; MFS(R) Series Trust IX (File Nos. 2-50409 and 811-2464) on behalf of MFS(R) Municipal Limited Maturity Fund; MFS(R) Series Trust X (File Nos. 33-1657 and 811-4492) on behalf of MFS(R) Emerging Markets Equity Fund and MFS(R) International Investors Trust; MFS(R) Government Securities Fund (File Nos. 2-74959 and 811-3327); Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859)
--------------------------------------------------------------------------------
(Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
       [ X ]  No fee required

       [   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
              and 0-11.

       (1)    Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
       (2)    Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
       (3)    Per unit price or other underlying value of transaction
              computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
       (4)    Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
       (5)    Total Fee Paid:
--------------------------------------------------------------------------------
       [   ]  Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
       [   ]  Check box if any part of the fee is offset as provided by
              Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount previously paid:
--------------------------------------------------------------------------------
       (2)    Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
       (3)    Filing Party:
--------------------------------------------------------------------------------
       (4)    Date Filed:
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
                           MFS INVESTMENT MANAGEMENT
             500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116-3741
                                 (617) 954-5000



                                        October 3, 2001

VIA EDGAR
Securities and Exchange Commission
Division of Investment Management
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

     Re: MFS(R)Series Trust III (File Nos. 2-60491 and 811-2794) on behalf of MFS(R)High Income Fund, MFS(R)High Yield Opportunities Fund and MFS(R)Municipal High Income Fund; MFS(R)Series Trust IV (File Nos. 2-54607 and 811-2594) on behalf of MFS(R)Government Money Market Fund, MFS(R)Mid Cap Growth Fund, MFS(R)Money Market Fund and MFS(R)
          Municipal Bond Fund; MFS(R)Series Trust V (File Nos. 2-38613 and 811-2031) on behalf of MFS(R)International New Discovery Fund, MFS(R)Research Fund and MFS(R)Total Return Fund; MFS(R)Series Trust VII (File Nos. 2-68918 and 811-3090) on behalf of MFS(R)Capital Opportunities Fund; MFS(R)Series Trust IX (File Nos. 2-50409 and 811-2464) on behalf of MFS(R)Municipal Limited Maturity Fund; MFS(R)Series Trust X (File Nos. 33-1657 and 811-4492) on behalf of MFS(R)Emerging Markets Equity Fund and MFS(R)International Investors Trust; MFS(R)Government Securities Fund (File Nos. 2-74959 and 811-3327); Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859);

Ladies and Gentlemen:

     We enclose herewith pursuant to rule 20a-1 under the Investment Company Act of 1940, as amended, and Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended (the "1934 Act"), a definitive copy of additional solicitation materials sent to shareholders of the above-mentioned funds with respect to Special Meetings of Shareholders of the Trusts, to be held in October and November.

     If you have any questions, please do not hesitate to call the undersigned at (617) 954-5047.

                                        Sincerely,



                                        JAMES F. DESMARAIS
                                        James F. DesMarais
                                        Assistant General Counsel

JFD/bjn
Enclosures